                       LETTER OF TRANSMITTAL AND CONSENT


                     REVLON CONSUMER PRODUCTS CORPORATION

      PURSUANT TO THE OFFER TO PURCHASE FOR CASH AND CONSENT SOLICITATION
                              DATED APRIL 16, 2004
                  RELATING TO ANY AND ALL OF ITS OUTSTANDING

                                  $363,000,000
                       12% SENIOR SECURED NOTES DUE 2005
                             (CUSIP NO. 761519AT4)

--------------------------------------------------------------------------------

THE EARLY CONSENT DATE IS 5:00 P.M., NEW YORK CITY TIME, ON APRIL 29, 2004 (AS IT MAY BE EXTENDED FROM TIME TO TIME, THE "EARLY CONSENT DATE"), AND THE EXPIRATION DATE IS 3:00 P.M., NEW YORK CITY TIME, ON MAY 14, 2004 (AS IT MAY BE EXTENDED FROM TIME TO TIME OR EARLIER TERMINATED, THE "EXPIRATION DATE"). IF WE EXTEND EITHER OF THESE DATES OR TIMES, WE WILL ANNOUNCE THE NEW DATES OR TIMES.

--------------------------------------------------------------------------------



   The Depositary for the Offer to Purchase and the Consent Solicitation is:

                        U.S. BANK NATIONAL ASSOCIATION

                             Delivery by Regular,
                        Registered or Certified Mail and
                         by Hand or Overnight Courier:

                        U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                      Attn: Specialized Finance Department

                           By Facsimile Transmission
                       (For Eligible Institutions Only):

                                 (651) 495-8158

                         For Confirmation by Telephone:

                                 (800) 934-6802


DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT AND ALL OTHER DOCUMENTS TO AN ADDRESS, OR VIA FACSIMILE TRANSMISSION TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE IT IS COMPLETED.

     Revlon Consumer Products Corporation (the "Company" or "Products Corporation") is offering to purchase for cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation dated April 16, 2004 (the "Offer to Purchase"), its 12% Senior Secured Notes due 2005 (the "Notes").

     Noteholders should carefully review the information set forth in the Offer to Purchase and this Letter of Transmittal and Consent (the "Letter of Transmittal").

     This Letter of Transmittal must accompany a tender of Notes and a delivery of Consents pursuant to the Offer, except as provided below.

     All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer to Purchase.

     NOTEHOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE TOTAL CONSIDERATION PURSUANT TO THE OFFER TO PURCHASE MUST VALIDLY TENDER THEIR NOTES TO THE DEPOSITARY (OR VALIDLY RETENDER THEIR NOTES TO THE DEPOSITARY IF SUCH NOTEHOLDERS HAVE, ON OR PRIOR TO THE WITHDRAWAL DEADLINE, VALIDLY WITHDRAWN OR REVOKED THEIR NOTES) ON OR PRIOR TO THE EARLY CONSENT DATE. NOTEHOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE OFFER TO PURCHASE MUST VALIDLY TENDER THEIR NOTES TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

     WITHDRAWAL RIGHTS WILL TERMINATE AT THE TIME THAT THE CONDITIONS RELATING TO THE REQUISITE CONSENTS (AS DEFINED IN THE OFFER TO PURCHASE) HAVE BEEN SATISFIED OR WAIVED (THE "WITHDRAWAL DEADLINE"), AT WHICH TIME THE COMPANY WILL ISSUE A PRESS RELEASE ANNOUNCING THAT THE WITHDRAWAL DEADLINE HAS PASSED.
 SINCE THE WITHDRAWAL DEADLINE MAY OCCUR ON ANY DATE, THE COMPANY CANNOT PREDICT WHEN THE WITHDRAWAL DEADLINE MAY OCCUR. Notwithstanding the foregoing, Notes may be validly withdrawn and the related Consents may be validly revoked after the Withdrawal Deadline if the Company reduces the amount of the Total Consideration or the Tender Offer Consideration, as applicable, the Consent Payment or the principal amount of Notes subject to the Offer or is otherwise required by law to permit withdrawal. A valid withdrawal of tendered Notes will constitute the concurrent, valid revocation of such Noteholders' related Consent. To revoke Consents delivered in connection with tendered Notes, Noteholders must withdraw the related tendered Notes. In addition, tendered Notes may be validly withdrawn and the related Consents revoked if the Offer is terminated without any Notes being purchased thereunder. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be promptly returned to the tendering Noteholders and the related Consents will be revoked.

     FOLLOWING THE WITHDRAWAL DEADLINE, NOTES, INCLUDING NOTES TENDERED PRIOR THE WITHDRAWAL DEADLINE AND NOTES TENDERED THEREAFTER, MAY NO LONGER BE VALIDLY WITHDRAWN AND THE RELATED CONSENTS MAY NOT BE REVOKED.

     Noteholders who validly tender their Notes pursuant to the Offer will be deemed to have delivered their Consents by such tender. A Noteholder may not revoke a Consent without withdrawing the previously tendered Notes to which such Consent relates, and may not withdraw a tendered Note without revoking the Consent relating to such Note.

     Tendering or consenting Noteholders must consent to the applicable Proposed Amendments and Collateral and Guaranty Release as an entirety. The Proposed Amendments and Collateral and Guaranty Release will be effective only upon the tender of Notes and delivery of Consents by Noteholders of, with respect to the Proposed Amendments, not less than a majority in aggregate principal amount of the Notes outstanding (the "Proposed Amendments Requisite Consents") and, with respect to the Collateral and Guaranty Release, not less than 66 2/3% aggregate principal amount of the Notes outstanding (the "Collateral and Guaranty Release Requisite Consents" and, together with the Proposed Amendments Requisite Consents, the "Requisite Consents"). In addition, although the Company is not aware of any non-compliance by it with respect to the Notes or the Existing Indenture, each Noteholder who tenders its Notes and consents to the Proposed Amendments and the Collateral and Guaranty Release will, upon the receipt in full of the Total Consideration or the Tender Offer Consideration, as applicable, be deemed to have released and waived any and all claims it may have arising from the prior non-compliance.

     By executing this Letter of Transmittal and Consent, and subject to and effective upon acceptance for purchase of, and payment for, the Notes tendered herewith, each tendering Noteholder irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interests in and to all the Notes tendered hereby, waives any and all other rights with respect to the Notes and releases and discharges the Company from any and all claims such Noteholder may have now, or may have in the future, arising out of, or related to, the Notes and the Existing Indenture, including without limitation any claims that such Noteholder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption of the Notes.

     This Letter of Transmittal is to be used by Noteholders to tender Notes (and deliver the related Consent) by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under the caption "Terms of the Offer -- Procedure for Tendering Notes and Consents" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of the Notes. DTC participants may electronically accept the Offer and tender the Notes and give their Consent through the DTC Automated Tender Offer Program ("ATOP") as set forth under "Terms of the Offer -- Procedure for Tendering Notes and Consents" in the Offer to Purchase. Noteholders who are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC. DTC will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Tender Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

     To properly complete this Letter of Transmittal, a Noteholder must:

     o    complete the box entitled "Method of Delivery";

     o    complete the box entitled "Description of Notes";

     o sign this Letter of Transmittal by completing the box entitled "Please Sign Here";

     o if appropriate, check and complete the boxes relating to the "Special Payment Instructions" and "Special Delivery Instructions"; and

     o    complete the Substitute Form W-9 if the Noteholder is a U.S. person.

     THE TENDER OFFER AND CONSENT SOLICITATION ARE NOT BEING MADE TO (NOR WILL TENDERS OF NOTES OR DELIVERY OF CONSENTS BE ACCEPTED FROM OR ON BEHALF OF) NOTEHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE TENDER OFFER OR CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     A Noteholder having Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such Noteholder desires to accept the Offer with respect to the Notes so registered and inform such person to accept the Offer pursuant to the terms and conditions of the Offer to Purchase.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Dealer Manager and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent, whose respective addresses and telephone numbers appear on the back cover of this Letter of Transmittal. See Instruction 9 below.


METHOD OF DELIVERY

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution
                                   --------------------------------------
     Account Number
                    -----------------------------------------------------
     Transaction Code Number
                             --------------------------------------------

     PURSUANT TO THE TERMS OF THE OFFER, THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF NOTES (INCLUDING BY BOOK-ENTRY TRANSFER) WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE RESPECTIVE PROPOSED AMENDMENTS AND COLLATERAL AND GUARANTY RELEASE WITH RESPECT TO THE NOTES SO TENDERED.


     List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes (and the resulting delivery of Consents) will be accepted only in aggregate principal amounts equal to $1,000 and integral multiples thereof.


                       DESCRIPTION OF THE NOTES TENDERED



----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Aggregate      Principal Amount
                                                                                               Principal       Tendered and to
   Name(s) and Address(es) of Noteholder(s)                                                     Amount        Which Consent is
         (Please fill in, if blank)                                                          Represented*          Given*
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total:           Total:
----------------------------------------------------------------------------------------------------------------------------------
 * Unless otherwise indicated in the column labeled "Principal Amount Tendered and to Which Consent is
   Given" and upon the terms and subject to the conditions of the Offer to Purchase, a Noteholder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the
   Column labeled "Aggregate Principal Amount Represented," and delivered a Consent with respect to such amount. See Instruction 3.
----------------------------------------------------------------------------------------------------------------------------------

     UNLESS THE CONTEXT OTHERWISE REQUIRES, THE TERM "NOTEHOLDER" FOR PURPOSES OF THIS LETTER OF TRANSMITTAL MEANS ANY PERSON IN WHOSE NAME NOTES ARE REGISTERED OR ANY OTHER PERSON WHO HAS OBTAINED A PROPERLY COMPLETED POWER OF ATTORNEY FROM THE REGISTERED NOTEHOLDER OR ANY PERSON WHOSE NOTES ARE HELD OF RECORD BY DTC.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
           PLEASE READ THE ACCOMPANYING INSTRUCTIONS BELOW CAREFULLY


Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and this Letter of Transmittal and instructions hereto, which together constitute Products Corporation's Offer to Purchase for cash any and all of its outstanding 12% Senior Secured Notes due 2005, issued June 21, 2002 (CUSIP No. 761519AT4) (the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase, as described in the Offer to Purchase.

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby consents to the Proposed Amendments and to the Collateral and Guaranty Release and sells, assigns and transfers to, or upon the order of, Products Corporation, all right, title and interest in and to the Notes that are being tendered hereby, subject to the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Products Corporation) with respect to such Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, Products Corporation, (ii) present such Notes for transfer of ownership on the books of Products Corporation and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase. THE RECEIPT BY THE DEPOSITARY OF A DULY EXECUTED LETTER OF TRANSMITTAL WILL ALSO BE DEEMED TO CONSTITUTE A CONSENT TO THE RESPECTIVE PROPOSED AMENDMENTS AND TO THE COLLATERAL AND GUARANTY RELEASE.

     WITHDRAWAL RIGHTS WILL TERMINATE AT THE TIME THAT THE CONDITIONS RELATING TO THE REQUISITE CONSENTS (AS DEFINED IN THE OFFER TO PURCHASE) HAVE BEEN SATISFIED OR WAIVED (THE "WITHDRAWAL DEADLINE"), AT WHICH TIME THE COMPANY WILL ISSUE A PRESS RELEASE ANNOUNCING THAT THE WITHDRAWAL DEADLINE HAS PASSED. SINCE THE WITHDRAWAL DEADLINE MAY OCCUR ON ANY DATE, THE COMPANY CANNOT PREDICT WHEN THE WITHDRAWAL DEADLINE MAY OCCUR. Notwithstanding the foregoing, Notes may be validly withdrawn and the related Consents may be validly revoked after the Withdrawal Deadline if the Company reduces the amount of the Total Consideration or the Tender Offer Consideration, as applicable, the Consent Payment or the principal amount of Notes subject to the Offer or is otherwise required by law to permit withdrawal. A valid withdrawal of tendered Notes will constitute the concurrent, valid revocation of such Noteholders' related Consent. To revoke Consents delivered in connection with tendered Notes, Noteholders must withdraw the related tendered Notes. In addition, tendered Notes may be validly withdrawn and the related Consents revoked if the Offer is terminated without any Notes being purchased thereunder. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be promptly returned to the tendering Noteholders and the related Consents will be revoked.

     Following the Withdrawal Deadline, Notes, including Notes tendered prior the Withdrawal Deadline and Notes tendered thereafter, may no longer be validly withdrawn and the related Consents may not be revoked.

     The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Notes tendered hereby, to the Proposed Amendments and the Collateral and Guaranty Release as permitted by the Existing Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer to Purchase and this Letter of Transmittal. The undersigned understands that revocation of such Consent will be effective upon the proper withdrawal of the tender of the Notes to which such Consent relates.

     TENDERING AND CONSENTING NOTEHOLDERS MUST CONSENT TO THE PROPOSED AMENDMENTS AND COLLATERAL AND GUARANTY RELEASE AS AN ENTIRETY. THE PROPOSED AMENDMENTS AND COLLATERAL AND GUARANTY RELEASE WILL ONLY BE EFFECTIVE UPON THE TENDER OF NOTES AND DELIVERY OF CONSENTS BY NOTEHOLDERS OF, WITH RESPECT TO THE PROPOSED AMENDMENTS, NOT LESS THAN A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES OUTSTANDING (THE "PROPOSED AMENDMENTS REQUISITE CONSENTS") AND, WITH RESPECT TO THE COLLATERAL AND GUARANTY RELEASE, NOT LESS THAN 66 2/3% AGGREGATE PRINCIPAL AMOUNT OF THE NOTES OUTSTANDING (THE "COLLATERAL AND GUARANTY RELEASE REQUISITE CONSENTS"). ANY NOTES OWNED BY THE COMPANY OR BY ANY PERSON DIRECTLY OR INDIRECTLY CONTROLLING OR CONTROLLED BY OR UNDER COMMON CONTROL WITH THE COMPANY SHALL BE DISREGARDED IN DETERMINING WHETHER THE NOTEHOLDERS OF THE REQUIRED PRINCIPAL AMOUNT OF NOTES HAVE GIVEN A CONSENT IN CONNECTION WITH THE PROPOSED AMENDMENTS AND THE COLLATERAL AND GUARANTY RELEASE.

     IN ADDITION, ALTHOUGH THE COMPANY IS NOT AWARE OF ANY NON-COMPLIANCE BY IT WITH RESPECT TO THE NOTES OR THE EXISTING INDENTURE, EACH NOTEHOLDER WHO TENDERS ITS NOTES AND CONSENTS TO THE PROPOSED AMENDMENTS AND THE COLLATERAL AND GUARANTY RELEASE WILL, UPON THE RECEIPT IN FULL OF THE TOTAL CONSIDERATION OR THE TENDER OFFER CONSIDERATION, AS APPLICABLE, BE DEEMED TO HAVE RELEASED AND WAIVED ANY AND ALL CLAIMS IT MAY HAVE ARISING FROM PRIOR NON-COMPLIANCE, IF ANY.

     BY EXECUTING THIS LETTER OF TRANSMITTAL, AND SUBJECT TO AND EFFECTIVE UPON ACCEPTANCE FOR PURCHASE OF, AND PAYMENT FOR, THE NOTES TENDERED HEREWITH, THE UNDERSIGNED IRREVOCABLY SELLS, ASSIGNS AND TRANSFERS TO OR UPON THE ORDER OF THE COMPANY ALL RIGHT, TITLE AND INTERESTS IN AND TO ALL THE NOTES TENDERED HEREBY, WAIVES ANY AND ALL OTHER RIGHTS WITH RESPECT TO THE NOTES AND RELEASES AND DISCHARGES THE COMPANY FROM ANY AND ALL CLAIMS, IF ANY, THE UNDERSIGNED MAY HAVE NOW, OR MAY HAVE IN THE FUTURE, ARISING OUT OF, OR RELATED TO, THE NOTES, INCLUDING WITHOUT LIMITATION ANY CLAIMS THAT THE UNDERSIGNED IS ENTITLED TO RECEIVE ADDITIONAL PRINCIPAL OR INTEREST PAYMENTS WITH RESPECT TO THE NOTES OR TO PARTICIPATE IN ANY REDEMPTION OF THE NOTES.

     The undersigned understands that tenders of Notes and deliveries of Consents pursuant to any of the procedures described in the Offer to Purchase and acceptance of tendered Notes by Products Corporation for purchase will constitute a binding agreement between the undersigned and Products Corporation upon the terms and subject to the conditions of the Offer to Purchase in effect on the Expiration Date or the Early Consent Date, as applicable.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and agree to the Proposed Amendments and the Collateral and Guaranty Release and that when such Notes are accepted for purchase and payment by Products Corporation, Products Corporation will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by Products Corporation to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby or to perfect the undersigned's Consent to the Proposed Amendments and to the Collateral and Guaranty Release, and facilitate the execution of the Supplemental Indenture relating thereto.

     For purposes of the Offer, the undersigned understands that Products Corporation will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which Products Corporation has waived such defect) if, as and when Products Corporation gives oral (promptly confirmed in writing) or written notice thereof to the Depositary.

     The undersigned understands that, notwithstanding any other provision of the Offer, Products Corporation's obligation to accept for purchase, and to pay the Total Consideration or the Tender Offer Consideration, as applicable, for the Notes validly tendered and not withdrawn pursuant to the Offer is subject to, and conditioned upon, the satisfaction of or, where applicable, Products Corporation's waiver of, the conditions set forth in the Offer to Purchase under the caption "Terms of the Offer -- Conditions to the Tender Offer and the Consent Solicitation."

     Products Corporation reserves the right, in its sole discretion, to waive any one or more of the conditions to the Offer at any time as set forth in the Offer to Purchase under the caption "Terms of the

Offer -- Conditions to the Tender Offer and the Consent Solicitation." Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, or a properly transmitted Agent's Message, together with all accompanying evidences of authority and any other required documents in form satisfactory to Products Corporation. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by Products Corporation, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that any Notes not validly tendered or not accepted for purchase be credited to the account at DTC designated above and checks for payments of the Tender Offer Consideration or the Total Consideration, as applicable, plus accrued and unpaid interest to, but not including, the Settlement Date, to be made in connection with the Offer be delivered to, and issued to the order of, the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned requests that any checks for payments of the Tender Offer Consideration or the Total Consideration, as applicable, to be made in connection with the Tender Offer be delivered to the undersigned at the address shown above.

     In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Notes not validly tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) or account(s) at DTC so indicated, as applicable, and checks for payments of the Tender Offer Consideration or the Total Consideration, as applicable, to be made in connection with the Tender Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that Products Corporation has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to credit any Notes if Products Corporation does not accept for purchase any of the Notes so tendered.

                                PLEASE SIGN HERE
                (TO BE COMPLETED BY ALL TENDERING NOTEHOLDERS)
   The completion, execution and delivery of this Letter of Transmittal on or prior to the Expiration Date, will be deemed to constitute a Consent to the Proposed Amendments and to the Collateral and Guaranty Release.

   This Letter of Transmittal must be signed by the registered Noteholder(s) exactly as their name(s) appear(s) on a security position listing them as the owner of Notes on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Products Corporation of such person's authority to so act. See Instruction 4.


 X
   -----------------------------------------------------------------------------

 X
   -----------------------------------------------------------------------------
       (SIGNATURE(S) OF REGISTERED NOTEHOLDER(S) OR AUTHORIZED SIGNATORY)

 Date:
       -------------------------


 Name(s):
          ----------------------------------------------------------------------
                                 (PLEASE PRINT)

 Capacity:
           ---------------------------------------------------------------------

 Address:
          ----------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

 AREA CODE AND TELEPHONE NO.:
                              --------------------------------------------------

 TAX IDENTIFICATION OR SOCIAL SECURITY NO.:
                                            ------------------------------------

     IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 HEREIN OR APPLICABLE FORM W-8

 SIGNATURE GUARANTEE (See Instruction 4 below)
 Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                                      FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                     (TITLE)

  Date:
        -------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 3, 4, 5 AND 6)

  To be completed ONLY if payment for the Tender Offer Consideration or the Total Consideration, as applicable, is to be made to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or if Notes not tendered or that are not accepted for purchase are to be issued to the order of someone other than the person(s) whose signature(s) appear(s) above or credited to an account maintained at DTC other than the account designated above.


     Issue: [ ] Payment [ ] Notes
            (check as applicable)

     Name:
           -----------------------------------------------------------
                                 (PLEASE PRINT)

     Address:
              -------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     ----------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

  (Such person(s) must properly complete the Substitute Form W-9 herein, Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable)

  Deliver unpurchased Notes:

  (a) by book-entry to the DTC account set forth below

     ----------------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

     Number of Account Party:

     ----------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, AND 5)

  To be completed ONLY if payment for the Tender Offer Consideration or the Total Consideration, as applicable, is to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that shown in the box entitled "Description of the Notes Tendered" within this Letter of Transmittal.

     Name:
           -----------------------------------------------------------
                                 (PLEASE PRINT)

     Address:
              -------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     ----------------------------------------------------------------
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

  (Such person(s) must properly complete the Substitute Form W-9 herein, Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable)















--------------------------------------------------------------------------------

                                  INSTRUCTIONS

       Forming Part of the Terms and Conditions of the Offer to Purchase

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND BOOK-ENTRY CONFIRMATIONS; CONSENTS TO PROPOSED AMENDMENTS AND COLLATERAL AND GUARANTY RELEASE. To tender Notes and deliver Consents in the Offer, the Depositary must receive at its address set forth herein a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal. A Noteholder may also tender Notes that are held through DTC by transmitting its acceptance of the Tender Offer through DTC's Automated Tender Offer Program ("ATOP"), for which the Tender Offer is eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Depositary for its acceptance. The term "Agent's Message" means a message transmitted by DTC and received by the Depositary and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and the Company may enforce such agreement against such participant. DTC participants using ATOP need not complete and physically deliver this Letter of Transmittal to the Depositary.

     The foregoing must be received by the Depositary prior to 5:00 p.m., New York City time, on the Early Consent Date, in order to receive the Total Consideration, which includes both the Tender Offer Consideration and the Consent Payment, or prior to 3:00 p.m., New York City time, on the Expiration Date in order to receive only the Tender Offer Consideration.

     The method of delivery of this Letter of Transmittal and all other required documents to the Depositary is at the election and risk of Noteholders. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal should be sent only to the Depositary, not to Products Corporation, the Dealer Manager, the Information Agent, the Trustee or DTC.

     2. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. WITHDRAWAL RIGHTS WILL TERMINATE AT THE TIME THAT THE CONDITIONS RELATING TO THE REQUISITE CONSENTS (AS DEFINED IN THE OFFER TO PURCHASE) HAVE BEEN SATISFIED OR WAIVED (THE "WITHDRAWAL DEADLINE"), AT WHICH TIME THE COMPANY WILL ISSUE A PRESS RELEASE ANNOUNCING THAT THE WITHDRAWAL DEADLINE HAS PASSED. SINCE THE WITHDRAWAL DEADLINE MAY OCCUR ON ANY DATE, THE COMPANY CANNOT PREDICT WHEN THE WITHDRAWAL DEADLINE MAY OCCUR. Notwithstanding the foregoing, Notes may be validly withdrawn and the related Consents may be validly revoked after the Withdrawal Deadline if the Company reduces the amount of the Total Consideration or the Tender Offer Consideration, as applicable, the Consent Payment or the principal amount of Notes subject to the Offer or is otherwise required by law to permit withdrawal. A valid withdrawal of tendered Notes will constitute the concurrent, valid revocation of such Noteholders' related Consent. To revoke Consents delivered in connection with tendered Notes, Noteholders must withdraw the related tendered Notes. In addition, tendered Notes may be validly withdrawn and the related Consents revoked if the Offer is terminated without any Notes being purchased thereunder. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be promptly returned to the tendering Noteholders and the related Consents will be revoked.

     Following the Withdrawal Deadline, Notes, including Notes tendered prior the Withdrawal Deadline and Notes tendered thereafter, may no longer be validly withdrawn and the related Consents may not be revoked.

     Noteholders who wish to exercise their right of withdrawal of tender and revocation of Consent with respect to the Offer must give notice of withdrawal of tender and revocation of Consent delivered by a properly transmitted "Request Message" through ATOP. For a withdrawal of a tender of Notes and revocation of Consent to be effective, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name of the participant in DTC, if applicable, whose name appears on the security position listing as the owner of such Notes, if different from that of the Depositor, and a description of and the principal amount of Notes to be withdrawn. The name and number of the account at DTC to be credited with withdrawn Notes must also be furnished to the Depositary. The notice of withdrawal must be signed by the Noteholder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantee(s)), or be accompanied by (i) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (ii) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Noteholder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes withdrawn will be deemed to be not validly tendered for purposes of the Offer. BY DELIVERING THIS LETTER OF TRANSMITTAL, A NOTEHOLDER THEREBY (I) CONSENTS TO THE PROPOSED AMENDMENTS AND TO THE COLLATERAL AND GUARANTY RELEASE AND (II) WAIVES ANY RIGHTS OR REQUIREMENTS RELATING TO THE DELIVERY OF CONSENTS OR THE PROPOSED AMENDMENTS OR THE COLLATERAL AND GUARANTY RELEASE OF THE EXISTING INDENTURE TO THE EXTENT THE TERMS OF THE OFFER ARE INCONSISTENT WITH THE EXISTING INDENTURE, PROVIDED THAT SUCH WAIVER WILL BE EFFECTIVE ONLY UPON THE TENDER OF NOTES AND DELIVERY OF CONSENTS BY NOTEHOLDERS OF, WITH RESPECT TO THE PROPOSED
AMENDMENTS, NOT LESS THAN A MAJORITY IN AGGREGATE PRINCIPAL AMOUNT OF THE NOTES OUTSTANDING AND, WITH RESPECT TO THE COLLATERAL AND GUARANTY RELEASE, NOT LESS THAN 66 2/3% AGGREGATE PRINCIPAL AMOUNT OF THE NOTES OUTSTANDING. ANY NOTES OWNED BY THE COMPANY OR BY ANY PERSON DIRECTLY OR INDIRECTLY CONTROLLING OR CONTROLLED BY OR UNDER COMMON CONTROL WITH THE COMPANY SHALL BE DISREGARDED IN DETERMINING WHETHER THE NOTEHOLDERS OF THE PRINCIPAL AMOUNT OF NOTES HAVE GIVEN A CONSENT IN CONNECTION WITH THE PROPOSED AMENDMENTS AND THE COLLATERAL AND GUARANTY RELEASE.

     Withdrawal of Notes and revocation of Consents can be accomplished only in accordance with the foregoing procedures.

     All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by Products Corporation in Products Corporation's sole discretion, and Products Corporation's determination shall be final and binding. None of Products Corporation, the Dealer Manager, the Information Agent, the Depositary, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

     3. PARTIAL TENDERS. Tenders of Notes pursuant to the Offer to Purchase will be accepted only in original principal amounts equal to $1,000 of Notes and integral multiples thereof. The entire principal amount of all Notes not tendered or not accepted for purchase will be returned by credit to the account at DTC designated herein.

     4. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Products Corporation of their authority so to act must be submitted with this Letter of Transmittal.

     If this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Notes listed and transmitted hereby, no endorsements or separate bond powers are required unless payment is to be made to, or Notes not tendered or not accepted for purchase are to be credited to the account of, a person other than the DTC participant.

     Signatures on all Letters of Transmittal must be guaranteed by a participant in a recognized Medallion Signature Program unless the Notes tendered thereby are tendered (i) by a participant in DTC whose name appears on a security position listing them as the owner of such Notes that has not completed the box marked "Special Payment Instructions" or the box marked "Special Delivery Instructions" in the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED NOTEHOLDER, THEN THE REGISTERED NOTEHOLDER
MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED NOTEHOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

     5. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Noteholders should indicate in the applicable box or boxes the name and address to which checks for payment of the Tender Offer Consideration or the Total Consideration, as applicable, to be made in connection with the Offer to Purchase are to be issued or sent, if different from the name and address of the registered Noteholder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated and such person must properly complete the Substitute Form W-9 herein, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable. A Noteholder may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Noteholder may designate under the caption "Special Payment Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

     6. TRANSFER TAXES. Products Corporation will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Tender Offer, except in the case of Notes not tendered or not accepted for payment that are credited to the account of any person other than the person tendering the Notes tendered thereby.

     7. IRREGULARITIES. All questions as to the form of all documents and validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by Products Corporation, in its sole discretion, which determination shall be final and binding.

     Alternative, conditional or contingent tenders will not be considered valid. Products Corporation reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in Products Corporation's opinion, be unlawful. Products Corporation also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. Products Corporation's interpretations of the terms and conditions of the Tender Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as Products Corporation determines, unless waived by Products Corporation. Tenders of Notes shall not have been deemed to have been made until all defects or irregularities have been waived by Products Corporation or cured. None of Products Corporation, the Trustee, the Dealer Manager, the Information Agent, the Depositary or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to Noteholders for failure to give any such notice.

     8. WAIVER OF CONDITIONS. Products Corporation expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Tender Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and requests for assistance may be directed to the Dealer Manager at the appropriate address and telephone numbers appearing on the back cover of this Letter of Transmittal. Requests for assistance and for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers appearing on the back cover of this Letter of Transmittal.


IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EARLY CONSENT DATE WITH RESPECT TO NOTEHOLDERS WISHING TO RECEIVE THE TOTAL CONSIDERATION, WHICH INCLUDES BOTH THE TENDER OFFER CONSIDERATION AND THE CONSENT PAYMENT. OTHERWISE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED PRIOR TO 3:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE IN ORDER TO RECEIVE THE TENDER OFFER CONSIDERATION.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a Noteholder whose tendered Notes are accepted for payment may be subject to backup withholding at a rate of 28% on all reportable payments received pursuant to the Tender Offer. If the Noteholder is a U.S. person, to prevent backup withholding on such payments, the Noteholder generally is required to provide the Depositary with such Noteholder's correct social security number or employer identification number (each a Taxpayer Identification Number or a "TIN") by completing a Form W-9 or the enclosed Substitute Form W-9, certifying that the TIN provided on the form is correct (or that such Noteholder is awaiting a TIN) and that (i) the Noteholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report payments of interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the Noteholder that he or she is no longer subject to backup withholding. Alternatively, a Noteholder can prevent backup withholding by providing a basis for an exemption from backup withholding. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments, including the Consent Payment, made to such Noteholder with respect to Notes purchased pursuant to the Tender Offer may be subject to backup withholding and the Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service.

     Each Noteholder is required to give the Depositary the TIN of the record holder of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A Noteholder who does not have a TIN should write "Applied For" in Part I of the Substitute Form W-9 if such Noteholder has applied for a number or intends to apply for a TIN in the near future. If "Applied For" is written in Part I, the Noteholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, reportable payments that are received pursuant to the Tender Offer will generally be subject to backup withholding unless the Noteholder has furnished the Depositary with his or her TIN by the time such payment is made. However, such amounts will be refunded to such Noteholder if a TIN is provided to the Depositary within 60 days. A Noteholder who writes "Applied For" in Part I should furnish the Depository with such Noteholder's TIN as soon as it is received.

     Certain Noteholders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. Noteholders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to that Noteholder's exempt status. A Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable, can be obtained from the Depositary. Noteholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Depositary is required to withhold tax at the applicable withholding rate (which is currently 28%) on any reportable payments paid to a Noteholder pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the U.S. federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                 TO BE COMPLETED BY CERTAIN TENDERING HOLDERS
                        (SEE IMPORTANT TAX INFORMATION)

               DEPOSITARY'S NAME: U.S. BANK NATIONAL ASSOCIATION

--------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                  PART I--PLEASE PROVIDE YOUR TIN
 FORM W-9                    IN THE BOX AT THE RIGHT AND                         SOCIAL SECURITY NUMBER
 DEPARTMENT OF THE           CERTIFY BY SIGNING AND DATING                                 OR
 TREASURY                    BELOW.                                          EMPLOYER IDENTIFICATION NUMBER
 INTERNAL REVENUE SERVICE
                              ---------------------------------------------------------------------------------

                             PART 2--CERTIFICATION--Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c)
                             the IRS has notified me that I am no longer subject to backup withholding; and
                             (3) I am a U.S. person (including a U.S. resident alien).

                             ---------------------------------------------------------------------------------

 PAYOR'S REQUEST FOR         Certificate instructions--You must cross out
 TAXPAYER IDENTIFICATION     item (2) in Part 2 above if you have been
 NUMBER (TIN)                notified by the IRS that you are subject to                PART 3--
                             backup withholding because of                         Awaiting TIN [ ]
                             underreporting interest and dividends on
                             your tax return. However, if after being                   PART 4--
                             notified by the IRS that you were subject to          Exempt from backup
                             backup withholding you received another                 withholding [ ]
                             notification from the IRS stating that you
                             are no longer subject to backup withholding,
                             do not cross out item (2).

 Signature                                                        Date
           ----------------------------------------------------        -------------------------------------

--------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU UNDER THE TENDER OFFER AND THE CONSENT SOLICITATON. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
      THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

              CERTIFICATEOF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
     (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 28% of all reportable payments made to me will be withheld until I provide a tax identification number to the Depositary.

 Signature                                         Date                  , 2004.
            --------------------------------------      -----------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens (i.e., 000-00-0000). Employer identification numbers have nine digits separated by only one hyphen (i.e., 00-0000000). The table below will help determine the number to give the payer.


------------------------------   -----------------------------
                                 GIVE THE
                                 SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:        NUMBER OF --
------------------------------   -----------------------------

1.   An Individual's             The individual
     account

2.   Two or more                 The actual owner of the
     individuals                 account or, if combined
     (joint account)             funds, the first individual
                                 on the account(1)

3.   Husband and Wife            The actual owner of the
     (joint account)             account or, if joint funds,
                                 either person(1)

4.   Custodian account of        The minor(2)
     a minor (Uniform Gift
     to Minors Act)

5.   Adult and minor             The adult or, if the minor
     (joint account)             is the only contributor, the
                                 minor(1)

6.   Account in the name         The ward, minor, or
     of the guardian or          incompetent person(3)
     committee for a
     designated ward,
     minor, or incompetent
     person

7.   a.  The usual               The grantor-trustee(1)
         revocable savings
         trust account
         (grantor is also
         trustee)

     b.  So-called trust         The actual owner(1)
         account that is not
         legal or validtrust
         under State law

8.   Sole proprietorship         The owner(4)
     account

------------------------------   -----------------------------


---------------------------------   ----------------------------
                                    GIVE THE
                                    EMPLOYER
                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:           NUMBER OF --
---------------------------------   ----------------------------

9.   A valid trust, estate,         The legal entity (Do not
     or pension trust               furnish the identifying
                                    number of the personal
                                    representative or trustee
                                    unless the legal entity
                                    itself is not designated in
                                    the account title)(5)

10.  Corporate Account              The corporation

11.  Religious, charitable,         The organization
     or educational
     organization

12.  Partnership held in            The partnership
     the name of the
     business

13.  Association, club or           The organization
     other tax-exempt
     organization

14.  A broker or registered         The broker or nominee
     nominee

15.  Account with the               The public entity
     Department of
     Agriculture in the
     name of a public
     entity (such as a state
     or local government,
     school district or
     prison) that receives
     agricultural program
     payments




---------------------------------   ----------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's social security number must be furnished.
(2)   Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your social security number or employer identification number (if you have one).
(5) List first and circle the name of the legal trust, estate or pension trust.


NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, or Form W-7, Application for Individual Taxpayer Identification Number (for alien individuals not able to get an SSN) at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on certain payments include the following:

    o A corporation.

    o A financial institution.

    o An organization exempt from tax under section 501(a), an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

    o The United States or any agency or instrumentality thereof.

    o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    o An international organization or any agency or instrumentality thereof.

    o A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

    o A real estate investment trust.

    o A common trust fund operated by a bank under section 584(a).

    o An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

    o An entity registered at all times during the tax year under the Investment Company Act of 1940.

    o A middleman known in the investment community as a nominee or custodian.


    o A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    o Payments to nonresident aliens subject to withholding under section 1441 of the Code.

    o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

    o Payments of patronage dividends where the amount received is not paid in money.

    o Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

    o Payments of interest on obligations issued by individuals.

      Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    o Payments of tax exempt interest (including exempt-interest dividends under section 852).

    o Payments described in section 6049(b)(5) to nonresident aliens.

    o Payments on tax-free covenant bonds under section 1451.

    o Payments made by certain foreign organizations.

EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to Internal Revenue Service. The Internal Revenue Service uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (31% after 2010) of the gross amount of interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.


PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS -- If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

--------
* Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.

     To obtain additional copies of the Offer to Purchase and Consent Solicitation, please contact the Information Agent.


                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.

                                48 Wall Street
                                  22nd Floor
                           New York, New York 10005

                    Banks and Brokers call: (212) 269-5550
                           Toll-free (800) 949-2583

                       THE DEPOSITARY FOR THE OFFER IS:

                        U.S. BANK NATIONAL ASSOCIATION

                       By Regular or Certified Mail and
                         By Hand or Overnight Carrier:
                        U.S. Bank National Association
                             60 Livingston Avenue
                              St. Paul, MN 55107
                   Attention: Specialized Finance Department

                                 By Facsimile:
                       (For Eligible Institutions Only)
                                (651) 495-8158

                                 Confirmation:
                                (800) 934-6802


     Any questions about the Offer to Purchase and Consent Solicitation or procedures for accepting the Offer may be directed to the Dealer Manager.

                     THE DEALER MANAGER FOR THE OFFER IS:

                         CITIGROUP GLOBAL MARKETS INC.
                          Liability Management Group
                        390 Greenwich Street, 4th Floor
                           New York, New York 10013
                     Telephone: (800) 558-3745 (toll-free)